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                                                                    Exhibit 1(r)

                     THIRD AMENDMENT DATED MARCH 28, 2005 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended to reflect the liquidation of Money Market Portfolio - Service Shares.


                                   SCHEDULE A

Series of the Trust                                Available Classes


Balanced Portfolio                                 Institutional Shares
                                                   Service Shares

Capital Appreciation Portfolio                     Institutional Shares
                                                   Service Shares

Core Equity Portfolio                              Institutional Shares
                                                   Service Shares

Flexible Income Portfolio                          Institutional Shares
                                                   Service Shares

Global Life Sciences Portfolio                     Institutional Shares
                                                   Service Shares

Global Technology Portfolio                        Institutional Shares
                                                   Service Shares
                                                   Service II Shares

Growth Portfolio                                   Institutional Shares
                                                   Service Shares

Growth and Income Portfolio                        Institutional Shares
                                                   Service Shares

International Growth Portfolio                     Institutional Shares
                                                   Service Shares
                                                   Service II Shares


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Foreign Stock Portfolio                            Service Shares

Mid Cap Growth Portfolio                           Institutional Shares
                                                   Service Shares

Mid Cap Value Portfolio                            Institutional Shares
                                                   Service Shares

Money Market Portfolio                             Institutional Shares

Risk-Managed Core Portfolio                        Service Shares

Risk-Managed Growth Portfolio                      Service Shares

Small Company Value Portfolio                      Service Shares

Worldwide Growth Portfolio                         Institutional Shares
                                                   Service Shares
                                                   Service II Shares


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